EXHIBIT 99.1
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                             JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of an amendment to the Joint Statement on Schedule 13D, dated June 6, 1995. This Joint Filing Agreement shall be included as an Exhibit to such joint filing. In evidence thereof, each of the undersigned, being duly authorized, hereby executed this Agreement this 5th day of October, 2004.


                                   HWH CAPITAL PARTNERS, L.P.

                                   By:   HWH, L.P., its general partner

                                   By:   HWH Incorporated, its general partner


                                   By:   /s/ Douglas D. Wheat
                                         ------------------------------------
                                         Name:  Douglas D. Wheat
                                         Title: President



                                   HWH VALENTINE PARTNERS, L.P.

                                   By:   HWH Valentine, L.P., its
                                         general partner

                                   By:   HWH Valentine Incorporated, its
                                         general partner


                                   By:   /s/ Douglas D. Wheat
                                         ------------------------------------
                                         Name:  Douglas D. Wheat
                                         Title: President


                                   HWH SURPLUS VALENTINE PARTNERS, L.P.

                                   By:   HWH Valentine, L.P., its general
                                         partner

                                   By:   HWH Valentine Incorporated, its
                                         general partner


                                   By:   /s/ Douglas D. Wheat
                                         ------------------------------------
                                         Name:  Douglas D. Wheat
                                         Title: President

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                                   HWH, L.P.

                                   By:   HWH Incorporated, its general partner


                                   By:   /s/ Douglas D. Wheat
                                         ------------------------------------
                                         Name:  Douglas D. Wheat
                                         Title: President



                                   HWH VALENTINE, L.P.

                                   By:   HWH Valentine Incorporated, its
                                         general partner


                                   By:   /s/ Douglas D. Wheat
                                         ------------------------------------
                                         Name:  Douglas D. Wheat
                                         Title: President



                                   HWH INCORPORATED


                                   By:   /s/ Douglas D. Wheat
                                         ------------------------------------
                                         Name:  Douglas D. Wheat
                                         Title: President



                                   HWH VALENTINE INCORPORATED


                                   By:   /s/ Douglas D. Wheat
                                         ------------------------------------
                                         Name:  Douglas D. Wheat
                                         Title: President


                                   /s/ Robert B. Haas
                                   ------------------------------------------
                                   Robert B. Haas